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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   February 23, 1999
                                                 --------------------


                       Salomon Smith Barney Holdings Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                   1-4346                   22-166-0266
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         (State or other             (Commission               (IRS Employer
         jurisdiction of             File Number)            Identification No.)
         incorporation)

                    388 Greenwich Street, New York, NY 10013
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              (Address of principal executive offices) (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)
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                       SALOMON SMITH BARNEY HOLDINGS INC.
                           CURRENT REPORT ON FORM 8-K




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                   EXHIBITS:

     Exhibit No.                             Description
     -----------                             -----------
         1.01 Terms Agreement, dated February 23, 1999, between Salomon Smith Barney Holdings Inc. (the "Company") and Salomon Smith Barney Inc., as Underwriter, relating to the offer and sale of the Company's Callable Principal-Protected Equity Linked Notes based upon the S&P(R) 500 Index Due June 30, 2006.

         4.01 Form of Note for the Company's Callable Principal -Protected Equity Linked Notes based upon the S&P(R)500 Index Due June 30, 2006.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 24, 1999                   SALOMON SMITH BARNEY HOLDINGS INC.



                                            By: /s/ Mark I. Kleinman
                                               --------------------------------
                                                 Mark I. Kleinman
                                                 Executive Vice President and
                                                 Treasurer

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